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                                                                    EXHIBIT 10.3

                  SIXTH AMENDMENT TO THE HARBINGER CORPORATION
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         THIS SIXTH AMENDMENT TO THE HARBINGER CORPORATION AMENDED AND RESTATED 1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Amendment") is made effective as of the 25th day of April, 2000 (the "Effective Date"), by HARBINGER CORPORATION, a corporation organized and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term as in the Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Non-Employee Directors (the "Plan"), unless otherwise stated herein.

                              W I T N E S S E T H:


         WHEREAS, the Board of Directors of the Company desires to amend the Plan to increase the number of shares that may be granted under the Plan.

         NOW THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

         SECTION 1. Section 2 of the Plan is hereby amended by deleting the first sentence of Section 2 of the Plan in its entirety and substituting in lieu thereof the following:

                           2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 6, the total number of shares of $.0001 par value common stock (the "Common Stock") of the Company for which options may be granted under the Plan (the "Shares") shall be 875,000 less the number of Shares of Common Stock issuable pursuant to options granted under the Restated 1992 Stock Option Plan for Non-employee Directors."

         SECTION 2. Except as specifically amended by this Sixth Amendment, the Plan shall remain in full force and effect as prior to this Sixth Amendment.

         IN WITNESS WHEREOF, the Company has caused this Sixth Amendment to the Harbinger Corporation Amended and Restated 1993 Stock Option Plan for Non-Employee Directors to be executed on the Effective Date.

                                              HARBINGER CORPORATION

                                              By:
                                                 ------------------------------
                                                     James M. Travers
                                              Title: CEO

         ATTEST:

         By:
            --------------------------
                Loren B. Wimpfheimer
         Title: Secretary